                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of Bank of America Corporation (the "Corporation"), and the undersigned Officers and Directors of the Corporation whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below: (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), in connection with up to $20,000,000,000 in aggregate initial offering price of the Corporation's unsecured debt securities, warrants, units, which are comprised of two or more securities, in any combination, preferred stock, fractional interests in preferred stock represented by depositary shares, and common stock (collectively, the "Securities"), which Securities may be offered separately or together in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of the Corporation as of July 24, 2002, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (collectively, the "Registration Statement"); and (b) all other registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by the Registration Statement under any and all securities laws, regulations and requirements as may be applicable; and each of the Corporation and the Officers and Directors hereby grants to each of the attorneys, full power and authority to do and perform each and every act and thing whatsoever as each of such attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as the Corporation might or could do, and as each of the Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of the Corporation and the Officers and Directors hereby ratifies and confirms all acts and things which the attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his, or her signature as the same may be signed by the attorneys or attorney, or any of them, to any or all of the following (and any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act and all such registration statements, petitions, applications, consents to service of process, and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

                   [Balance of page intentionally left blank]

         IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                              BANK OF AMERICA CORPORATION

                                              By: /s/ Kenneth D. Lewis
                                                  ------------------------------
                                                    Kenneth D. Lewis
Dated: July 24, 2002                                Chairman of the Board,
                                                    Chief Executive Officer and
                                                    President

           Signature                                     Title                          Date
           ---------                                     -----                          ----
                                                  Chairman of the Board,                July 24, 2002
                                                  Chief Executive Officer,
                                                  Director and President
/s/ Kenneth D. Lewis                              (Principal Executive Officer)
-------------------------------------
(Kenneth D. Lewis)

                                                  Vice Chairman, Chief                  July 24, 2002
                                                  Financial Officer and
                                                  Director (Principal Financial
/s/ James H. Hance, Jr.                           Officer)
-------------------------------------
(James H. Hance, Jr.)

                                                  Executive Vice President              July 24, 2002
                                                  and Principal Financial
                                                  Executive (Principal
/s/ Marc D. Oken                                  Accounting Officer)
-------------------------------------
(Marc D. Oken)


/s/ John R. Belk                                  Director                              July 24, 2002
-------------------------------------
(John R. Belk)


/s/ Charles W. Coker                              Director                              July 24, 2002
-------------------------------------
(Charles W. Coker)


/s/ Frank Dowd, IV                                Director                              July 24, 2002
-------------------------------------
(Frank Dowd, IV)

/s/  Kathleen Feldstein                          Director                   July 24, 2002
-----------------------------
(Kathleen Feldstein)


/s/  Paul Fulton                                 Director                   July 24, 2002
-----------------------------
(Paul Fulton)


/s/  Donald E. Guinn                             Director                   July 24, 2002
-----------------------------
(Donald E. Guinn)


/s/  C. Ray Holman                               Director                   July 24, 2002
-----------------------------
(C. Ray Holman)


                                                 Director                          , 2002
-----------------------------
(Walter E. Massey)


/s/  C. Steven McMillan                          Director                   July 24, 2002
-----------------------------
(C. Steven McMillan)


/s/  Patricia E. Mitchell                        Director                   July 24, 2002
-----------------------------
(Patricia E. Mitchell)


/s/  O. Temple Sloan, Jr.                        Director                   July 24, 2002
-----------------------------
(O. Temple Sloan, Jr.)


/s/  Meredith R. Spangler                        Director                   July 24, 2002
-----------------------------
(Meredith R. Spangler)


/s/  Ronald Townsend                             Director                   July 24, 2002
-----------------------------
(Ronald Townsend)


/s/  Peter V. Ueberroth                          Director                   July 24, 2002
-----------------------------
(Peter V. Ueberroth)

/s/  Jackie M. Ward                       Director            July 24, 2002
----------------------------
(Jackie M. Ward)


                                          Director                   , 2002
----------------------------
(Virgil R. Williams)

                                       4